UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

Ocuphire Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37000 Grand River Avenue, Suite 120 Farmington Hills, MI	48335
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (248) 681-9815

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OCUP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the annual meeting (the “Annual Meeting”) of stockholders of Ocuphire Pharma, Inc. (the “Company”) on June 7, 2021, stockholders (i) elected seven directors to the Company’s Board of Directors (the “Board”) to serve a one-year term until the 2022 annual meeting of stockholders, (ii) ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and (iii) approved the Company’s named executive officers’ compensation in an advisory vote. Proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2021.

A total of 7,076,756 shares of the Company’s common stock were present at the meeting in person or by proxy, which represents approximately 60.23% of the shares of common stock outstanding as of the record date for the Annual Meeting.

The results of the voting are shown below:

Proposal 1—Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non- Votes
Mina Sooch	4,172,215	34,915	2,869,626
Cam Gallagher	4,170,246	36,884	2,869,626
Sean Ainsworth	4,166,102	41,028	2,869,626
James Manuso	4,165,761	41,369	2,869,626
Richard Rodgers	4,168,423	38,707	2,869,626
Susan Benton	4,174,366	32,664	2,869,726
Jay Pepose	4,164,782	42,348	2,869,626

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstain
7,046,742	12,624	17,390

Proposal 3—Approval of the Company’s named executive officers’ compensation in an advisory vote

Votes For	Votes Against	Votes Abstain
4,054,791	95,027	57,312

Item 8.01	Other Events

On June 8, 2021, the Company issued a press release announcing the closing of its previously announced registered direct offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release of Ocuphire Pharma, Inc. dated June 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCUPHIRE PHARMA, INC.

By:	/s/ Mina Sooch
Mina Sooch
Chief Executive Officer

Date: June 8, 2021